united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-22549

Northern Lights Fund Trust II

(Exact name of registrant as specified in charter)

17605 Wright Street, Omaha, Nebraska 68130

(Address of principal executive offices) (Zip code)

Kevin Wolf, Gemini Fund Services, LLC

80 Arkay Drive, Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2600

Date of fiscal year end: 11/30

Date of reporting period: 11/30/17

Item 1. Reports to Stockholders.

Dynamic U.S. Opportunity Fund

Dynamic International Opportunity Fund

Annual Report

November 30, 2017

www.innealtacapital.com
1 (855) USE-ETFS

Distributed by Northern Lights Distributors, LLC
Member FINRA

Global Market Review

The year that just ended was a strong one for financial markets. All around the world we saw strong returns, especially in equity markets. This happened in a context of strong economic growth, for both developed and developing markets, some of which performed way beyond expectations. Robust growth was accompanied by low inflation, increased investor and increased consumer confidence. Central banks and governments helped to stimulate growth by providing low-interest rates, purchasing financial assets, and investing in public infrastructure. Then, it is no surprise that 2017 proved successful for those investors that overweighted assets tied to improving growth dynamics, particularly equity markets. Many of 2017 performance drivers are present in 2018 and will likely create similar opportunities. In the following paragraphs, we delve a little deeper into some of them, presenting our case for the investment strategies we will be championing over the next twelve months.

A brief recap of 2017

1.	Low volatility

Looking back into 2017, a striking feature that emerged, beyond high returns, was abnormally low volatility in equity markets. Using calendar years, the annualized volatility using daily-price returns of the S&P 500 was only 6.6%. The S&P 500 had not exhibited such low calendar-year volatility since 1964. The month-to-month performance also displayed very low levels of variance. The S&P 500 did not have a single month of negative total return performance in 2017. What’s more, low volatility was not exclusive to the U.S. market. The MSCI World ex-US NR Index recorded its largest down month in June, but with a loss of only 0.02%. The equivalent for the MSCI Emerging Market NR Index was a loss of 0.4% in September. Both numbers represent record annual lows for international markets.

2.	Strong returns

As we already said, the S&P 500 exhibited uninterrupted strong performance during 2017; it did not have a single month of negative total return throughout the year. Domestic-equity indices reflect this: the S&P 500, Nasdaq, and Dow Jones returned 21.83%, 32.99%, and 28.11%, respectively, during 2017. Within international markets, the MSCI All Country World ex US Net Return (“NR”) Index returned 27.19%, while the MSCI World ex-US NR Index – a common measure of developed-market equities outside the US – and the MSCI Emerging Market NR Index returned 24.21% and 37.28%, respectively. Emerging markets were particularly strong and had not exhibited such strong performance since 2009 when the last index returned 78.51% in net USD terms.

The Bloomberg Barclays US Aggregate Bond Index (“AGG”) returned 3.54%, while the Bloomberg Barclays Global Aggregate Bond NR Index (“GAGG”) returned 7.40%. Given that the GAGG contains a significant proportion of US-denominated securities, a better measure to compare against the US investment-grade market would be the Bloomberg Barclays Global Aggregate ex-US Total Return Index Value Unhedged, which returned 10.52%. Outside of investment-grade debt, US high-yield and emerging-market sovereigns continued to outperform. The Iboxx High Yield Index and the JP Morgan EMBI Global Core Index returned 6.32% and 10.46%, respectively, in 2017. Finally, another profitable sector of fixed income was the performance of floating-rate securities, in part due to monetary-policy dynamics in the U.S. (discussed below). Bank loans, which provide floating-interest-rate coupons usually tied to a three-month London Inter-Bank Offering Rate, returned 3.31% (S&P Leveraged Loan 100 Total

Return Index) in 2017. Treasury inflation-protected securities (“TIPS”) – inflation-adjusted securities issued by governments – returned 3% in 2017, as measured by Bloomberg Barclays US Treasury Inflation Notes TR Index Value Unhedged.

3.	A favorable environment

The growth and stability we observed in equity markets occurred against a backdrop of solid economic growth and dovish monetary policies (and, in some cases, loose fiscal policy, as well). The U.S. economy continued to expand: nominal GDP at the end of September of 2016 had expanded by 1.5% in the previous twelve months, by September of last year that number had increased to 2.3%. Interest rates continued to be at very low levels, despite three hikes by the Federal Reserve during 2017. In spite of this, inflation remained tame. U.S. inflation, as measured by the Core CPI (i.e., excluding food and energy prices), remained low, even below the Fed’s target. Core CPI is one of the core inflation metrics utilized by the FED. At the end of November of 2016, the overall CPI showed a 1.7% yearly increase, while the same measurement one year later was at 2.2%. Despite the increase, inflation remains well below the thirty-year average.

Central banks kept playing a lead role in economies around the globe. Monetary policy in the US took a decisively tightening turn, while other major central banks – most notably the European Central Bank (ECB) and the Bank of Japan (BOJ) – remained more ambiguous, especially regarding future steps. In its March, June, and December meetings, the FED raised short-term interest rates by 0.25%. In April, the FED signaled that it would start to unwind its asset purchases, effectively reducing its massive ($4.5 trillion) balance sheet, which would act as an additional form of monetary policy tightening. Despite the FED’s actions, other major central banks remained accommodative. In October, the ECB announced that it would reduce the pace of its bond-buying program, but would extend the program’s duration. The BOJ has kept growing its balance sheet (albeit at a slower pace), gobbling up almost half of the country’s ETF market. This diverging dynamic impacted fixed income based on geography, as US sovereign and investment-grade fixed income underperformed relative to non-US sovereign and investment-grade fixed income.

Regarding fiscal and government reforms, there were, within the U.S., attempts at reform in the areas of tax (successful), trade (in progress), and healthcare (unsuccessful). The reform effort came as a direct consequence of a new political landscape ushered in by the election of Donald Trump, which also gave his party the majority in both chambers of the US Congress. Investors’ confidence went up after the election, with three areas seen as having great potential for reform: healthcare, tax, and infrastructure. On the other hand, there were some fears regarding trade policy, given the protectionist tone the new president had used while campaigning. Ultimately the administration attempted to tackle two of the three areas of reform mentioned above, leaving infrastructure on hold. Attempts at repealing the Patient Protection and Affordable Care Act (a.k.a. Obamacare) failed in Congress, yet last December the Tax Cuts and Jobs Act of 2017 was signed into law. The bill, in a nutshell, lowers the corporate tax rate (permanently) and many taxes paid by individuals (temporarily). Market sentiment is that the bill will be positive for economic growth, something on which economic forecasts tend to agree. On the other hand, there have been no major changes in trade policy, other than the attempts to renegotiate NAFTA. The worst fears – pulling out of NAFTA and other free-trade agreements, plus a trade war with China – have failed to materialize, yet they remain a concern.

As for consumer confidence, it was already high relative to historical levels at the beginning of 2017, and it only continued to increase throughout the year. The Consumer Confidence Index (by The Conference Board) was 113.3 in December of 2016, a level not seen since August of 2001. Confidence in prevailing business conditions led the index value to 128.6 in November of 2017.

Holdings Review

1.	Dynamic U.S. Opportunity Fund

At the start of the fiscal period on November 30th, 2016, the Dynamic US Opportunity Fund (“the US Fund”) held underweight positions in Financials, Consumer Staples and Telecom while holding overweight positions in Technology, Consumer Discretionary, and Healthcare. By the middle of the fiscal period, concluding on May 31st, 2017, the US Fund had become slightly more optimistic. Allocations within traditionally macro-cyclical sectors such as Energy, Materials, and Industrials, were increased and were collectively overweight relative to their allocation in the benchmark. Within consumer-oriented sectors, Consumer Discretionary was reduced to approximately 10.4%, while the benchmark contained approximately 12.8% of Consumer Discretionary. Defensive fixed income also increased to 7.3%. Financials closed the first half at approximately 11.8%, slightly less than the benchmark’s 13.3% weight. Finally, allocations in the Healthcare and Utilities sectors, traditionally defensive sectors, were reduced and closed the first half of the fiscal year as position underweights relative to the S&P 500.

During the second half of 2017, the US Fund became even more defensive. Holdings in consumer cyclical sectors decreased, with Technology and Consumer Discretionary as significant underweights in the portfolio. Defensive fixed income increased over the second half and closed the year near 26.4%. Positions within Financials decreased by approximately 1% of the portfolio, closing the year at approximately 10.6%. Finally, the Fund increased its positions in Energy to close the year with a relative overweight in the sector compared to S&P 500.

2.	Dynamic International Opportunity Fund

At the start of the fiscal period on November 30th, 2016, the Dynamic International Opportunity Fund (“the Int’l Fund”) held overweight positions in emerging-market equities and underweight positions in developed-market equities. Specifically, the Int’l Fund held 60.9% in developed-market equities, while the benchmark – the MSCI All Country World ex-US NR Index – held approximately 68.6%. As developed markets were underweight, emerging-market equities were an overweight. Specifically, the Int’l Fund held 36.4% in emerging-market equities and emerging-market fixed income, while the benchmark held approximately 31.4%.

After the end of first half of the fiscal year, concluding on May 31st, 2017, the Int’l Fund became more optimistic. Allocations to emerging-market equities increased to 59.18%, while allocations to developed-market equities decreased to 34.95%. Emerging-market fixed income closed the first half at 5.9%, bringing the combined emerging-market exposure to approximately 65%. Within emerging-market equities, the fund held significant overweight allocations in Brazil, Colombia, and Peru.

During the second half of 2017, concluding on November 30th, 2017, the Int’l Fund maintained the same level of optimism relative to the opportunity set. Allocations to emerging-market equities declined slightly to 57.4%, and allocations for emerging-market fixed income declined to 3.7%. At the same time, allocations to developed-market equities increased to 36.7%. Within emerging-market equities, the

Fund held significant overweight allocations in Brazil, South Africa, and Thailand. To conclude the fiscal year, the Int’l Fund held overweight positions in emerging market-related exposures, while holding underweight positions in developed market-related exposures.

Performance Review

1.	Dynamic U.S. Opportunity Fund

During the six months ending on May 31st, 2017, the Dynamic US Opportunity Fund Class I shares (“ICSIX”) achieved a total return of 9.15%, versus a gain of 10.81% for the S&P 500 Index. This implies a 1.67% underperformance relative to the benchmark. All sectors, except for Energy and Telecom, provided a positive total return to both ICSIX and the S&P 500 Index. During the first half of the fiscal year, ICSIX held positions in various defensive fixed-income securities that produced positive contribution to the fund.

During the six months ending on November 30th, 2017, ICSIX achieved a total return of 6.79%, versus a 10.89% total return for the S&P 500 Index over the same period. This implies a 4.09% underperformance relative to the benchmark. All eleven GICS sectors performed positively during this time frame. The portfolio benefited from a slight overweight to Financials over the same period.

Throughout the entire fiscal year, the Fund’s class I shares achieved a total return of 16.56%, versus the 22.87% return of the S&P 500 Index over the same period.

2.	Dynamic International Opportunity Fund

During the six months ending on May 31st, 2017, the Dynamic International Opportunity Fund Class I shares (“ICCIX”) achieved a total return of 12.63%, versus a gain of 16.65% for the MSCI All Country World ex-US NR Index (“ACWX”). This implies an underperformance of 4.02% relative to the benchmark. All of the fund’s equity positions, except for Russia, contributed positively to the portfolio. The top-performing countries within the portfolio were Germany, South Korea, and Austria. The only detractor within the portfolio was an allocation to Russian equities. Within fixed income, the portfolio positively benefitted from an allocation to emerging-market fixed income.

During the six months ending on November 30th, 2017, ICCIX achieved a total return of 7.42%, versus a 9.38% total return for the MSCI All Country World ex-US NR Index over the same period. This implies a 1.96% underperformance relative to the benchmark. During this time frame, all portfolio holdings positively contributed to total return except for allocations to Russia and Colombia. The top contributors to performance were Thailand, Peru, and Japan. Within fixed income, the portfolio positively benefitted from an allocation to emerging-market fixed income.

Throughout the entire fiscal year, the Fund’s class I shares achieved a total return of 20.99%, versus the 27.59% return of the MSCI All Country World ex-USA Index over the same period.

Looking Forward

Heading into 2018, we expect a few major themes to dominate financial markets. The first is growth, both within economies and within corporations. According to FactSet, the growth rate for S&P 500 corporate earnings for 2017, using a blend of reported and estimated earnings, was 11.64%, while the expectation for 2018 (calendar year) is 13.1%. The OECD expects GDP for the US and the world to grow

2.54% and 3.74%, respectively, in 2018 (November of 2017 estimate). We believe that, in an improving-growth environment, riskier asset classes such as equities, high-yield credit, and commodities are likely to outperform less risky assets classes, such as sovereign fixed income. The second major theme in 2018 will be inflation. Inflation across the globe has increased slightly over the past year but remains at historically low levels. A significant increase in inflation would likely cause negative performance in both equities and sovereign fixed income. The third major theme for 2018 will be monetary policy. Within the U.S., we expect three more interest rate hikes from the FED. In Japan, we expect the BOJ to maintain its current accommodative policy, and, in Europe, the ECB should maintain its current accommodative policy. If the BOJ and the ECB decided to shift to a tightening monetary policy stance, the reaction in fixed-income markets would likely be negative, while the equity market reaction could be mixed (depending on the reasons why the ECB or the BOJ changed course). The fourth and final theme for 2018 will be volatility. Most likely, asset markets will not exhibit the record-low volatility levels observed in 2017. All in all, we anticipate positive returns for equity, commodity and fixed-income markets in 2018. However, the risk-adjusted returns are likely to be lower in 2018 than they were in 2017.

*****

All performance presented is expressed in USD. You cannot directly invest in an index. Unmanaged index returns do not reflect any fees, expenses or sales charges. Past performance is no guarantee of future results.

The S&P 500 Index is a broad market sample based on the market capitalizations of 500 large companies having common stock listed on the NYSE or NASDAQ.

The MSCI All Country World ex US NR Index captures large- and mid-cap representation across 22 of 23 developed markets countries and 24 emerging markets countries - excluding the United States.

The MSCI World ex USA Index captures large and mid cap representation across 22 of 23 developed markets countries - excluding the United States.

The US Consumer Confidence Index (CCI) is an indicator designed to measure consumer confidence, which is defined as the degree of optimism on the state of the economy that consumers are expressing through their activities of savings and spending.

The CPI Urban Consumer Index examines the changes in the price of a basket of goods and services purchased by urban consumers.

The Bloomberg Barclays US Aggregate Bond Index is representative of the entire universe of taxable fixed-income investments. It includes issues of the US Government and any agency thereof, corporate issues of investment grade quality (Baa/BBB or better), and mortgage-backed securities.

The Bloomberg Barclays Global Aggregate Bond NR Index is a measure of global investment grade debt from twenty-four different local currency markets. This multi-currency benchmark includes fixed-rate treasury, government-related, corporate and securitized bonds from both developed and emerging markets issuers.

The Bloomberg Barclays Global Aggregate ex-USD Total Return Index Value Unhedged is a measure of global investment grade debt from 24 local currency markets. This multi-currency benchmark includes treasury, government-related, corporate and securitized fixed-rate bonds from both developed and emerging markets issuers.

The Iboxx High Yield Index provides a balanced representation of the broad USD high yield corporate bond universe.

The JP Morgan EMBI Global Core Index provides investors with a definition of the market for emerging markets external-currency debt, a list of the instruments traded, and a compilation of their terms.

The S&P Leveraged Loan 100 Total Return Index is designed to reflect the performance of the largest facilities in the leveraged loan market.

The Bloomberg Barclays US Treasury Inflation Notes TR Index Value Unhedged measures the performance of the US Treasury Inflation Protected Securities (TIPS) market.

Net total return indexes reinvest dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties.

035-AFAM-1/16/2018
3064-NLD-1/16/2018

DYNAMIC U.S. OPPORTUNITY FUND
PORTFOLIO REVIEW (Unaudited)
November 30, 2017

The Fund’s performance figures* for the periods ended November 30, 2017, compared to its benchmark:

		Annualized
				Since Inception
	One Year	Three Year	Five Year	(12/30/11)
Dynamic U.S. Opportunity Fund - Class I	16.56%	8.82%	5.56%	6.01%
Dynamic U.S. Opportunity Fund - Class N	16.31%	8.55%	5.32%	5.76%
S&P 500 Total Return Index**	22.87%	10.91%	15.74%	15.85%
Bloomberg Barclays US Aggregate Bond Index ***	3.21%	2.11%	1.98%	2.40%
Blended Benchmark Index 70/30****	16.66%	8.33%	11.56%	11.77%

Comparison of the Change in Value of a $100,000 Investment

*	The performance data quoted here represents past performance. The performance comparison includes reinvestment of all dividends and capital gain distributions, if any. Current performance may be lower or higher than the performance data quoted above. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The Fund’s total annual operating expenses are 2.48% for Class I shares and 2.73% for Class N shares per the March 27, 2017, prospectus. After fee waivers, the Fund’s total annual operating expenses are 1.41% for Class I shares and 1.66% for Class N shares. For performance information current to the most recent month-end, please call toll-free 1-855-873-3837 (1-855-USE-ETFS).

**	The S&P 500 Total Return Index is a widely accepted, unmanaged index of U.S. stock market performance which does not take into account charges, fees and other expenses.

***	The Bloomberg Barclays US Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, US dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS and CMBS (agency and nonagency).

****	The Blended Benchmark Index 70/30 represents a blend of 70% S&P 500 Total Return Index and 30% Bloomberg Barclays Capital U.S. Aggregate Bond Index.

Holdings By Asset Class as of November 30, 2017	% of Net Assets
Equity Funds	73.8%
Debt Funds	24.7%
Money Market Funds	25.8%
Liabilities in Excess of Other Assets	(24.3)%
100.0%

Please refer to the Portfolio of Investments in this annual report for a detailed analysis of the Fund’s holdings.

DYNAMIC INTERNATIONAL OPPORTUNITY FUND
PORTFOLIO REVIEW (Unaudited)
November 30, 2017

The Fund’s performance figures* for the periods ended November 30, 2017, compared to its benchmark:

		Annualized
				Since Inception
	One Year	Three Year	Five Year	(12/30/11)
Dynamic International Opportunity Fund - Class I	20.99%	5.60%	3.88%	4.75%
Dynamic International Opportunity Fund - Class N	20.73%	5.32%	3.61%	4.48%
MSCI All Country World Index ex USA Net (USD)**	27.59%	5.74%	7.06%	8.13%
Barclays Global Aggregate Bond Index ***	6.53%	1.67%	0.66%	1.33%
Blended Benchmark Index 70/30 ****	20.92%	4.65%	5.22%	6.19%

Comparison of the Change in Value of a $100,000 Investment

*	The performance data quoted here represents past performance. The performance comparison includes reinvestment of all dividends and capital gain distributions, if any. Current performance may be lower or higher than the performance data quoted above. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The Fund’s total annual operating expenses are 2.38% for Class I shares and 2.63% for Class N shares per the March 27, 2017, prospectus. After fee waivers, the Fund’s total annual operating expenses are 1.68% for Class I shares and 1.93% for Class N shares. For performance information current to the most recent month-end, please call toll-free 1-855-873-3837 (1-855-USE-ETFS).

**	The MSCI World Index ex USA Net (USD) is a free float-adjusted market capitalization index maintained by Morgan Stanley Capital International (MSCI) and designed to

***	The Bloomberg Barclays Global Aggregate Bond Index is a flagship measure of global investment grade debt from twenty-four local currency markets. This multi-currency benchmark includes treasury, government-related, corporate and securitized fixed-rate bonds from both developed and emerging markets issuers.

****	The Blended Benchmark Index 70/30 represents a blend of 70% MSCI All Country World exUSA Net Index and 30% Bloomberg Barclays Global Aggregate Bond Index.

Holdings By Asset Class as of November 30, 2017	% of Net Assets
Equity Funds	94.1%
Debt Funds	3.7%
Money Market Fund	25.3%
Liabilities in excess of other Assets	(23.1)%
100.0%

Please refer to the Portfolio of Investments in this annual report for a detailed analysis of the Fund’s holdings.

Dynamic U.S. Opportunity Fund
PORTFOLIO OF INVESTMENTS
November 30, 2017

Shares		Fair Value
	EXCHANGE TRADED FUNDS - 98.5%
	DEBT FUNDS - 24.7%
4,624	iShares MBS ETF	$492,641
124,097	SPDR Bloomberg Barclays 1-3 Month T-Bill ETF *	11,352,394
63,232	Vanguard Short-Term Bond ETF *	5,018,091
		16,863,126
	EQUITY FUNDS - 73.8%
32,275	Consumer Discretionary Select Sector SPDR ETF	3,119,379
121,826	Consumer Staples Select Sector SPDR ETF	6,828,347
86,791	Energy Select Sector SPDR ETF	5,997,258
231,423	Financial Select Sector SPDR ETF	6,368,761
97,760	Health Care Select Sector SPDR ETF	8,160,027
31,018	Industrial Select Sector SPDR ETF	2,311,151
21,494	iShares Russell 2000 Value ETF	2,746,504
43,161	Materials Select Sector SPDR ETF	2,570,669
6,253	PowerShares S&P SmallCap Consumer Discretionary ETF *	372,241
7,390	PowerShares S&P SmallCap Energy ETF	108,633
44,656	Real Estate Select Sector SPDR ETF	1,493,743
64,222	Technology Select Sector SPDR ETF	4,099,933
86,483	Utilities Select Sector SPDR ETF *	4,894,938
12,241	VanEck Vectors Semiconductor ETF *	1,227,160
		50,298,744

	TOTAL EXCHANGE TRADED FUNDS (Cost $62,147,333)	67,161,870

	SHORT-TERM INVESTMENTS - 25.8%
	COLLATERAL FOR SECURITIES LOANED - 24.2%
16,496,600	Morgan Stanley Institutional Liquidity - Treasury Portfolio, to yield 0.97% ^	16,496,600

	MONEY MARKET FUND - 1.6%
1,064,422	BlackRock Liquidity Funds T-Fund Portfolio, to yield 0.96% ^	1,064,422
	TOTAL SHORT-TERM INVESTMENTS (Cost $17,561,022)	17,561,022

	TOTAL INVESTMENTS - 124.3% (Cost $79,708,355) (a)	$84,722,892
	LIABILITIES IN EXCESS OF OTHER ASSETS - (24.3)%	(16,569,052)
	NET ASSETS - 100.0%	$68,153,840

(a)	Represents cost for financial reporting purposes. Aggregate cost for Federal tax purposes is $79,935,160 and differs from fair value by net unrealized appreciation/(depreciation) of securities as follows:

Unrealized Appreciation:	$4,874,349
Unrealized Depreciation:	(86,617)
Net Unrealized Appreciation:	$4,787,732

ETF - Exchange Traded Fund

^	Money market fund; interest rate reflects seven-day effective yield on November 30, 2017.

*	All or a portion of this security is on loan. Total loaned securities have a value of $16,051,861 at November 30, 2017.

See accompanying notes to financial statements.

Dynamic International Opportunity Fund
PORTFOLIO OF INVESTMENTS
November 30, 2017

Shares		Fair Value
	EXCHANGE TRADED FUNDS - 97.8%
	DEBT FUND - 3.7%
175,528	VanEck Vectors Emerging Markets High Yield Bond ETF *	$4,298,681

	EQUITY FUNDS - 94.1%
342,308	Global X MSCI Colombia ETF *	3,330,315
115,559	iShares MSCI All Peru Capped ETF *	4,743,697
167,654	iShares MSCI Australia ETF	3,817,482
43,191	iShares MSCI Austria Capped ETF	1,037,880
244,380	iShares MSCI Brazil Capped ETF *	9,457,506
80,086	iShares MSCI Chile Capped ETF *	3,597,463
83,468	iShares MSCI France ETF *	2,617,556
133,619	iShares MSCI Germany ETF	4,441,496
57,690	iShares MSCI Hong Kong ETF *	1,480,325
112,429	iShares MSCI India ETF	3,910,281
205,191	iShares MSCI Indonesia ETF *	5,474,496
134,139	iShares MSCI Italy Capped ETF *	4,159,650
101,587	iShares MSCI Japan ETF	6,086,077
25,694	iShares MSCI Netherlands ETF *	810,132
98,385	iShares MSCI New Zealand Capped ETF	4,478,485
154,274	iShares MSCI Poland Capped ETF *	4,122,201
102,276	iShares MSCI South Africa ETF *	6,547,710
72,182	iShares MSCI South Korea Capped ETF	5,424,477
159,758	iShares MSCI Spain Capped ETF *	5,374,259
79,338	iShares MSCI Switzerland Capped ETF	2,775,243
149,084	iShares MSCI Taiwan Capped ETF	5,531,016
66,648	iShares MSCI Thailand Capped ETF *	5,973,660
157,105	iShares MSCI United Kingdom ETF *	5,501,817
84,887	SPDR S&P Emerging Markets SmallCap ETF *	4,338,575
177,194	VanEck Vectors Russia ETF	3,841,566
		108,873,365

	TOTAL EXCHANGE TRADED FUNDS (Cost $100,921,857)	113,172,046

	SHORT-TERM INVESTMENT - 25.3%
	COLLATERAL FOR SECURITIES LOANED - 23.3%
26,906,150	Morgan Stanley Institutional Liquidity - Treasury Portfolio, to yield 0.97% ^	26,906,150

	MONEY MARKET FUND - 2.0%
2,349,808	BlackRock Liquidity Funds T-Fund Portfolio, to yield 0.96% ^	2,349,808
	TOTAL SHORT-TERM INVESTMENTS (Cost $29,255,958)	29,255,958

	TOTAL INVESTMENTS - 123.1% (Cost $130,177,815) (a)	$142,428,004
	LIABILITIES IN EXCESS OF OTHER ASSETS - (23.1)%	(26,735,159)
	NET ASSETS - 100.0%	$115,692,845

(a)	Represents cost for financial reporting purposes. Aggregate cost for Federal tax purposes is $130,711,401 and differs from fair value by net unrealized appreciation of securities as follows:

Unrealized Appreciation:	$11,716,603
Unrealized Depreciation:	—
Net Unrealized Appreciation:	$11,716,603

ETF - Exchange Traded Fund

^	Money market fund; interest rate reflects seven-day effective yield on November 30, 2017.

*	All or a portion of this security is on loan. Total loaned securities have a value of $25,813,702 at November 30, 2017.

See accompanying notes to financial statements.

The Dynamic Funds
STATEMENTS OF ASSETS AND LIABILITIES
November 30, 2017

		Dynamic
	Dynamic U.S.	International
	Opportunity Fund	Opportunity Fund
ASSETS
Investment securities:
At cost	$79,708,355	$130,177,815
At value	$84,722,892	$142,428,004
Cash *	7	10
Receivable for Fund shares sold	101,107	223,051
Receivable for securities lending	5,179	20,434
Dividends and interest receivable	380	1,221
Prepaid expenses & other assets	29,931	40,912
TOTAL ASSETS	84,859,496	142,713,632

LIABILITIES
Collateral on securities loaned (see note 4)	16,496,607	26,906,160
Payable for Fund shares redeemed	143,574	1,187
Investment advisory fees payable	35,005	72,800
Distribution (12b-1) fees payable	3,417	4,696
Payable to Related Parties	558	3,328
Accrued expenses and other liabilities	26,495	32,616
TOTAL LIABILITIES	16,705,656	27,020,787
NET ASSETS	$68,153,840	$115,692,845

Net Assets Consist Of:
Paid in capital	$61,988,089	$111,349,324
Undistributed net investment income	36,387	303,917
Accumulated net realized gain/(loss) from security investments	1,114,827	(8,210,585)
Net unrealized appreciation of investments	5,014,537	12,250,189
NET ASSETS	$68,153,840	$115,692,845

Net Asset Value Per Share:
Class I Shares:
Net Assets	$51,262,100	$93,112,783
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	4,074,991	8,041,357
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share (a)	$12.58	$11.58

Class N Shares:
Net Assets	$16,891,740	$22,580,062
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	1,343,241	1,953,392
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share (a)	$12.58	$11.56

(a)	Redemptions of shares held less than 60 days may be assessed a redemption fee of 2.00%.

*	Collateral for securities on loan.

See accompanying notes to financial statements.

The Dynamic Funds
STATEMENTS OF OPERATIONS
For the Year Ended November 30, 2017

		Dynamic
	Dynamic U.S.	International
	Opportunity Fund *	Opportunity Fund **
INVESTMENT INCOME
Dividends	$745,494	$1,522,471
Interest	16,639	8,540
Securites Lending - Net of fees	21,612	151,540
TOTAL INVESTMENT INCOME	783,745	1,682,551

EXPENSES
Investment advisory fees	472,448	763,029
Distribution (12b-1) fees:
Class N	27,839	37,064
Transfer agent fees	42,008	52,515
Registration fees	44,384	44,445
Legal fees	35,769	48,719
Administration fees	33,954	34,180
Non 12b-1 shareholder servicing	20,963	45,506
Fund accounting fees	30,110	30,029
Shareholder reporting expense	12,257	22,858
Trustees’ fees	14,089	15,309
Audit fees	14,685	14,679
Compliance officer fees	9,657	10,317
Custody fees	7,091	8,932
Insurance expense	1,094	2,627
Other expenses	1,206	1,909
TOTAL EXPENSES	767,554	1,132,118

Less: Fees waived by the Adviser	(151,870)	(146,270)

NET EXPENSES	615,684	985,848
NET INVESTMENT INCOME	168,061	696,703

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain from security investments	3,070,622	949,436
Distributions of realized gains from underlying investment companies	75	19
Net change in unrealized appreciation on investments	3,708,493	11,209,403

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	6,779,190	12,158,858

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$6,947,251	$12,855,561

*	Effective April 1, 2017 Innealta Capital Sector Rotation Fund changed its name to Dynamic U.S. Opportunity Fund.

**	Effective April 1, 2017 Innealta Capital Country Rotation Fund changed its name to Dynamic International Opportunity Fund .

See accompanying notes to financial statements.

Dynamic U.S. Opportunity Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the	For the
	Year Ended	Year Ended
	November 30, 2017	November 30, 2016

FROM OPERATIONS
Net investment income	$168,061	$433,092
Net realized gain from security investments	3,070,622	245,282
Distributions of realized gains from underlying investment companies	75	2,874
Net change in unrealized appreciation of investments	3,708,493	1,723,768
Net increase in net assets resulting from operations	6,947,251	2,405,016

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income:
Class I	(108,769)	(322,599)
Class N	(22,905)	(133,578)
Net decrease in net assets from distributions to shareholders	(131,674)	(456,177)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold
Class I	36,017,485	14,688,790
Class N	13,441,257	2,609,491
Net asset value of shares issued in reinvestment of distributions
Class I	97,832	252,066
Class N	15,715	99,251
Payments for shares redeemed
Class I	(9,435,996)	(8,885,493)
Class N	(4,615,530)	(4,384,689)
Redemption fee proceeds
Class I	18,405	8,116
Class N	6,153	766
Net increase in net assets from shares of beneficial interest	35,545,321	4,388,298

TOTAL INCREASE IN NET ASSETS	42,360,898	6,337,137

NET ASSETS
Beginning of Year	25,792,942	19,455,805
End of Year*	$68,153,840	$25,792,942
* Includes undistributed net investment income of:	$36,387	$—

See accompanying notes to financial statements.

Dynamic U.S. Opportunity Fund
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	For the	For the
	Year Ended	Year Ended
	November 30, 2017	November 30, 2016

SHARE ACTIVITY - CLASS I
Shares sold	3,079,104	1,414,344
Shares reinvested	8,822	24,566
Shares redeemed	(795,667)	(901,267)
Net increase in shares of beneficial interest outstanding	2,292,259	537,643

SHARE ACTIVITY - CLASS N
Shares sold	1,140,614	253,026
Shares reinvested	1,413	9,844
Shares redeemed	(393,028)	(439,751)
Net increase/(decrease) in shares of beneficial interest outstanding	748,999	(176,881)

See accompanying notes to financial statements.

Dynamic International Opportunity Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the	For the
	Year Ended	Year Ended
	November 30, 2017	November 30, 2016

FROM OPERATIONS
Net investment income	$696,703	$631,710
Net realized gain/(loss) from security investments	949,436	(3,989,061)
Distributions of realized gains from underlying investment companies	19	4,233
Net change in unrealized appreciation of investments	11,209,403	5,161,709
Net increase in net assets resulting from operations	12,855,561	1,808,591

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income:
Class I	(344,249)	(527,167)
Class N	(52,450)	(137,522)
From return of capital:
Class I	—	(105,596)
Class N	—	(21,874)
Net decrease in net assets from distributions to shareholders	(396,699)	(792,159)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold
Class I	54,956,619	16,840,944
Class N	19,185,789	4,274,313
Net asset value of shares issued in reinvestment of distributions
Class I	228,910	379,942
Class N	39,695	94,331
Payments for shares redeemed
Class I	(8,433,680)	(18,360,507)
Class N	(6,747,470)	(8,079,111)
Redemption fee proceeds
Class I	13,825	8,159
Class N	3,406	214
Net increase/(decrease) in net assets from shares of beneficial interest	59,247,094	(4,841,715)

TOTAL INCREASE/(DECREASE) IN NET ASSETS	71,705,956	(3,825,283)

NET ASSETS
Beginning of Year	43,986,889	47,812,172
End of Year*	$115,692,845	$43,986,889
* Includes undistributed net investment income of:	$303,917	$—

See accompanying notes to financial statements.

Dynamic International Opportunity Fund
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	For the	For the
	Year Ended	Year Ended
	November 30, 2017	November 30, 2016

SHARE ACTIVITY - CLASS I
Shares sold	5,038,331	1,778,627
Shares reinvested	23,770	41,472
Shares redeemed	(775,352)	(2,009,330)
Net increase/(decrease) in shares of beneficial interest outstanding	4,286,749	(189,231)

SHARE ACTIVITY - CLASS N
Shares sold	1,776,410	447,137
Shares reinvested	4,118	10,313
Shares redeemed	(629,481)	(884,287)
Net increase/(decrease) in shares of beneficial interest outstanding	1,151,047	(426,837)

See accompanying notes to financial statements.

Dynamic U.S. Opportunity Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year

	Class I
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	November 30,	November 30,	November 30,	November 30,	November 30,
	2017	2016	2015	2014	2013
Net asset value, beginning of year	$10.85	$9.65	$10.29	$10.10	$10.66
Activity from investment operations:
Net investment income (1)	0.05	0.30	0.21	0.18	0.22
Net realized and unrealized gain/(loss) on investments	1.73	1.15	(0.62)	0.20	(0.43)
Total from investment operations	1.78	1.45	(0.41)	0.38	(0.21)
Less distributions from:
Net investment income	(0.06)	(0.25)	(0.23)	(0.19)	(0.24)
Net realized gains	—	—	—	—	(0.11)
Total distributions	(0.06)	(0.25)	(0.23)	(0.19)	(0.35)
Paid in capital from redemption fees	0.01	0.00 (6)	0.00 (6)	0.00 (6)	0.00 (6)
Net asset value, end of year	$12.58	$10.85	$9.65	$10.29	$10.10
Total return (2)	16.56%	15.19%	(4.03)%	3.76%	(1.97)%
Net assets, at end of year (000s)	$51,262	$19,345	$12,015	$16,991	$31,199
Ratio of gross expenses to average net assets (3)(4)	1.56%	2.31%	2.13%	1.84%	1.45%
Ratio of net expenses to average net assets (4)	1.24%	1.24%	1.24%	1.24%	1.24%
Ratio of net investment income to average net assets (4)(5)	0.41%	2.94%	2.05%	1.67%	2.16%
Portfolio turnover rate	220%	298%	153%	94%	118%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year.

(2)	Total returns shown exclude the effect of applicable redemption fees. Had the Adviser not waived a portion of the Fund’s expenses, total returns would have been lower.

(3)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

(4)	Does not include the expenses of other investment companies in which the Fund invests.

(5)	Recognition of net investment income by the Fund is affected by the timing of declaration of dividends by the underlying investment companies in which the Fund invests.

(6)	Amount represents less than $0.005 per share.

See accompanying notes to financial statements.

Dynamic U.S. Opportunity Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year

	Class N
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	November 30,	November 30,	November 30,	November 30,	November 30,
	2017	2016	2015	2014	2013
Net asset value, beginning of year	$10.85	$9.65	$10.29	$10.10	$10.64
Activity from investment operations:
Net investment income (1)	0.02	0.13	0.18	0.15	0.21
Net realized and unrealized gain/(loss) on investments	1.74	1.29	(0.62)	0.20	(0.43)
Total from investment operations	1.76	1.42	(0.44)	0.35	(0.22)
Less distributions from:
Net investment income	(0.04)	(0.22)	(0.20)	(0.16)	(0.21)
Net realized gains	—	—	—	—	(0.11)
Total distributions	(0.04)	(0.22)	(0.20)	(0.16)	(0.32)
Paid in capital from redemption fees	0.01	0.00 (6)	0.00 (6)	0.00 (6)	0.00 (6)
Net asset value, end of year	$12.58	$10.85	$9.65	$10.29	$10.10
Total return (2)	16.31%	14.90%	(4.28)%	3.49%	(2.12)%
Net assets, at end of year (000s)	$16,892	$6,448	$7,441	$10,097	$13,652
Ratio of gross expenses to average net assets (3)(4)	1.82%	2.56%	2.38%	2.09%	1.70%
Ratio of net expenses to average net assets (4)	1.49%	1.49%	1.49%	1.49%	1.49%
Ratio of net investment income to average net assets (4)(5)	0.19%	1.31%	1.81%	1.42%	1.91%
Portfolio turnover rate	220%	298%	153%	94%	118%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year.

(2)	Total returns shown exclude the effect of applicable redemption fees. Had the Adviser not waived a portion of the Fund’s expenses, total returns would have been lower.

(3)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

(4)	Does not include the expenses of other investment companies in which the Fund invests.

(5)	Recognition of net investment income by the Fund is affected by the timing of declaration of dividends by the underlying investment companies in which the Fund invests.

(6)	Amount represents less than $0.005 per share.

See accompanying notes to financial statements.

Dynamic International Opportunity Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year

	Class I
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	November 30,	November 30,	November 30,	November 30,	November 30,
	2017	2016	2015	2014	2013
Net asset value, beginning of year	$9.66	$9.24	$10.37	$10.33	$10.78
Activity from investment operations:
Net investment income (1)	0.11	0.15	0.19	0.15	0.22
Net realized and unrealized gain/(loss) on investments	1.90	0.46	(1.08)	0.18	(0.28)
Total from investment operations	2.01	0.61	(0.89)	0.33	(0.06)
Less distributions from:
Net investment income	(0.09)	(0.16)	(0.23)	(0.16)	(0.24)
Net realized gains	—	—	(0.01)	(0.13)	(0.15)
Return of capital	—	(0.03)	—	—	—
Total distributions	(0.09)	(0.19)	(0.24)	(0.29)	(0.39)
Paid in capital from redemption fees (6)	0.00	0.00	0.00	0.00	0.00
Net asset value, end of year	$11.58	$9.66	$9.24	$10.37	$10.33
Total return (2)	20.99%	6.67%	(8.76)%	3.29%	(0.54)%
Net assets, at end of year (000s)	$93,113	$36,253	$36,456	$52,045	$33,902
Ratio of gross expenses to average net assets (3)(4)	1.43%	1.94%	1.77%	1.54%	1.47%
Ratio of net expenses to average net assets (4)	1.24%	1.24%	1.24%	1.24%	1.24%
Ratio of net investment income to average net assets (4)(5)	0.97%	1.62%	1.96%	1.50%	2.08%
Portfolio turnover rate	51%	120%	137%	143%	178%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year.

(2)	Total returns shown exclude the effect of applicable redemption fees. Had the Adviser not waived a portion of the Fund’s expenses, total returns would have been lower.

(3)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

(4)	Does not include the expenses of other investment companies in which the Fund invests.

(5)	Recognition of net investment income by the Fund is affected by the timing of declaration of dividends by the underlying investment companies in which the Fund invests.

(6)	Amount represents less than $0.005 per share.

See accompanying notes to financial statements.

Dynamic International Opportunity Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year

	Class N
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	November 30,	November 30,	November 30,	November 30,	November 30,
	2017	2016	2015	2014	2013
Net asset value, beginning of year	$9.64	$9.24	$10.37	$10.33	$10.77
Activity from investment operations:
Net investment income (1)	0.07	0.15	0.17	0.17	0.20
Net realized and unrealized gain/(loss) on investments	1.92	0.42	(1.09)	0.14	(0.28)
Total from investment operations	1.99	0.57	(0.92)	0.31	(0.08)
Less distributions from:
Net investment income	(0.07)	(0.14)	(0.20)	(0.14)	(0.21)
Net realized gains	—	—	(0.01)	(0.13)	(0.15)
Return of capital	—	(0.03)	—	—	—
Total distributions	(0.07)	(0.17)	(0.21)	(0.27)	(0.36)
Paid in capital from redemption fees	0.00 (6)	0.00 (6)	0.00 (6)	0.00 (6)	0.00 (6)
Net asset value, end of year	$11.56	$9.64	$9.24	$10.37	$10.33
Total return (2)	20.73%	6.31%	(8.98)%	3.02%	(0.77)%
Net assets, at end of year (000s)	$22,580	$7,734	$11,356	$15,958	$26,465
Ratio of gross expenses to average net assets (3)(4)	1.68%	2.19%	2.02%	1.79%	1.72%
Ratio of net expenses to average net assets (4)	1.49%	1.49%	1.49%	1.49%	1.49%
Ratio of net investment income to average net assets (4)(5)	0.66%	1.54%	1.71%	1.56%	1.83%
Portfolio turnover rate	51%	120%	137%	143%	178%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year.

(2)	Total returns shown exclude the effect of applicable redemption fees. Had the Adviser not waived a portion of the Fund’s expenses, total returns would have been lower.

(3)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

(4)	Does not include the expenses of other investment companies in which the Fund invests.

(5)	Recognition of net investment income by the Fund is affected by the timing of declaration of dividends by the underlying investment companies in which the Fund invests.

(6)	Amount represents less than $0.005 per share.

See accompanying notes to financial statements.

The Dynamic Funds
NOTES TO FINANCIAL STATEMENTS
November 30, 2017

1.	ORGANIZATION

The Dynamic International Opportunity Fund (“DIOF”) and Dynamic U.S. Opportunity Fund (“DUOF”), (each a “Fund” and collectively the “Funds”), are each a diversified series of shares of beneficial interest of Northern Lights Fund Trust II (the “Trust”), a statutory trust organized under the laws of the State of Delaware on August 26, 2010, and are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies. Prior to April 1, 2017, the Dynamic International Opportunity Fund was known as the Innealta Capital Country Rotation Fund and the Dynamic U.S. Opportunity Fund was known as the Innealta Capital Sector Rotation Fund. The Funds commenced operations on December 30, 2011. The Funds seek long term capital appreciation and income.

The Funds currently offer Class I shares and Class N shares. Class I and Class N shares are offered at net asset value without an initial sales charge. Class N shares are subject to a 0.25% Rule 12b-1 distribution and shareholder servicing fee. Each class represents an interest in the same assets of the Fund and classes are identical except for differences in their sales charge structures and ongoing service and distribution charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its shareholder service and/or distribution plans.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Funds in preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. Each Fund is an investment company and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies” including FASB Accounting Standard Update “ASU” 2013-08.

Security Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the primary exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale such securities shall be valued at the mean between the current bid and ask prices on the day of valuation. Investments valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost.

Valuation of Fund of Funds – The Funds may invest in portfolios of open-end or closed-end investment companies. Open-end funds are valued at their respective net asset values as reported by such investment companies. Open-ended funds value securities in their portfolios for which market

The Dynamic Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2017

quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value by the methods established by the Boards of the underlying funds. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Funds will not change.

The Funds may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued using the “fair value” procedures approved by the Trust’s Board of Trustees (the “Board”). The Board has delegated execution of these procedures to a fair value team composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) Adviser. The team may also enlist third party consultants such as a valuation specialist at a public accounting firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board has also engaged a third party valuation firm to attend meetings held by the Trust, review minutes of such meetings and report to the Board on a quarterly basis. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Valuation Process – As noted above, this fair value team is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) adviser. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the adviser, the prices or values available do not represent the fair value of the instrument. Factors which may cause the adviser to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to a Fund’s calculation of its net asset values. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private investments or non-traded securities are valued via inputs from the adviser based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the adviser is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the

The Dynamic Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2017

Funds’ holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

The Funds utilize various methods to measure fair value of all of their investments on a recurring basis. GAAP establishes the hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Funds have the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The Dynamic Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2017

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of November 30, 2017 for the Funds’ assets measured at fair value:

Dynamic U.S. Opportunity Fund
Assets *	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$67,161,870	$—	$—	$67,161,870
Short-Term Investments	17,561,022	—	—	17,561,022
Total	$84,722,892	$—	$—	$84,722,892

Dynamic International Opportunity Fund
Assets*	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$113,172,046	$—	$—	$113,172,046
Short-Term Investments	29,255,958	—	—	29,255,958
Total	$142,428,004	$—	$—	$142,428,004

There were no transfers into or out of Level 1, Level 2, and Level 3 during the period. It is the Funds’ policy to recognize transfers into or out of all levels at the end of the reporting period.

The Funds did not hold any Level 3 securities during the period.

*	See each Fund’s Portfolio of Investments for classification.

Security Transactions and Related Income – Security transactions are accounted for on trade date. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds. The Funds’ income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

Dividends and Distributions to Shareholders – Dividends from net investment income, if any, are declared and paid annually. Distributable net realized capital gains, if any, are declared and distributed annually in December. Dividends from net investment income and distributions from net realized gains are determined in accordance with Federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (i.e., deferred losses) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their Federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions to shareholders are recorded on ex-dividend date.

The Dynamic Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2017

Federal Income Taxes – The Funds intend to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of their taxable income to their shareholders. Therefore, no provision for Federal income tax is required. The Funds recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Funds’ tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years 2014 - 2016, or expected to be taken in the Funds’ 2017 tax returns. The Funds have identified their major tax jurisdictions as U.S. Federal, Nebraska and foreign jurisdictions where the Funds make significant investments. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Exchange Traded Funds – The Funds invest in exchange traded funds (“ETFs”). ETFs are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Indemnification – The Trust indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnities. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss due to these warranties and indemnities to be remote.

3.	INVESTMENT TRANSACTIONS

For the year ended November 30, 2017, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments, amounted to $132,161,167 and $96,979,833, respectively, for DUOF. For the year ended November 30, 2017, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments, amounted to $95,473,059 and $38,371,453, respectively, for DIOF.

The Dynamic Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2017

4.	SECURITIES LENDING

The Funds have entered into a securities lending arrangement with BNP Paribas Inc. (the “Borrower”). Under the terms of the agreement, the Funds were authorized to loan securities to the Borrower. In exchange, the Funds received cash collateral in the amount of at least 102% of the value of the securities loaned. The cash collateral was invested in short-term instruments as noted in the DUOF’s and DIOF’s Portfolio of Investments. Securities lending income is disclosed in the DUOF’s and DIOF’s Statement of Operations. Although risk was mitigated by the collateral, the Funds could have experienced a delay in recovering their securities and possible loss of income or value if the Borrower failed to return them. The agreement provided that the Funds received a guaranteed amount in securities lending revenue annually.

Gain or loss in the fair value of securities loaned that may occur during the term of the loan will be for the account of the DUOF and the DIOF Fund. DUOF and DIOF have the right under the securities lending agreement to recover the securities from the Borrower on demand. If the fair value of the collateral falls below 102% plus accrued interest of the loaned securities, the lender’s agent shall request additional collateral from the Borrower to bring the collateralization back to 102%. Under the terms of the securities lending agreement, the DUOF and DIOF are indemnified for such losses by the security lending agreement. Should the borrower of the securities fail financially, the Funds have the right to repurchase the securities using the collateral in the open market.

The following table represents financial instruments that are subject to enforceable netting arrangements as of November 30, 2017.

				Gross Amounts not Offset in the
				Statement of Assets and Liabilities
		Gross Amounts	Net Amounts of Assets
	Gross Amount of	offset in the	Presented in the
	Recognized	Statement of Assets	Statement of Assets and	Financial	Cash Collateral	Net
	Assets	and Liabilities	Liabilities	Instruments	Pledged (1)	Amount
DUOF	$16,496,607	$—	$16,496,607	$—	$16,496,607	$—
DUIF	$26,906,160	$—	$26,906,160	$—	$26,906,160	$—

(1)	Any over-collateralization of total financial instruments is not shown.

The Dynamic Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2017

The following table breaks out the holdings pledged as collateral as of November 30, 2017:

Secured Borrowings

Securities Lending Transactions
Overnight and Continuous

DUOF
Cash	$7
Morgan Stanley Institutional Liquidity Treasury Portfolio	16,496,600
$16,496,607

DIOF
Cash	$10
Morgan Stanley Institutional Liquidity Treasury Portfolio	26,906,150
$26,906,160

5.	INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

AFAM Capital, Inc. (the Innealta Capital Division) serves as the Funds’ investment adviser (the “Adviser”).

Pursuant to an Advisory Agreement with the Funds, the Adviser, under the oversight of the Board, directs the daily operations of the Funds and supervises the performance of administrative and professional services provided by others. As compensation for its services and the related expenses borne by the Adviser, each Fund pays the Adviser a management fee, computed and accrued daily and paid monthly, at an annual rate of 1.00% of such Fund’s average daily net assets. For the year ended November 30, 2017, the Adviser earned $472,448 and $763,029 from DUOF and DIOF, respectively.

Pursuant to a written contract (the “Waiver Agreement”), the Adviser has agreed, at least until March 31, 2019, to waive a portion of its advisory fee and has agreed to reimburse DUOF and DIOF for other expenses to the extent necessary so that the total expenses incurred by such Fund (excluding taxes, leverage interest, brokerage commissions, expenses of investing in underlying funds, expenses incurred in connection with any merger or reorganization, dividend expense on securities sold short, or extraordinary expenses, such as litigation, not incurred in the ordinary course of the Fund’s business) do not exceed the following:

	Class I	Class N
DUOF	1.24%	1.49%
DIOF	1.24%	1.49%

If the Adviser waives any fee or reimburses any expenses pursuant to the Waiver Agreement for a Fund, and such Fund’s operating expenses are subsequently lower than its respective expense limitation, the Adviser shall be entitled to reimbursement by the Fund provided that such

The Dynamic Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2017

reimbursement does not cause such Fund’s operating expenses to exceed its expense limitation. If such Fund’s operating expenses subsequently exceed its expense limitation, the reimbursements for such Fund shall be suspended. The Adviser may seek reimbursement only for expenses waived or paid by it during the three fiscal years prior to such reimbursement; provided, however, that such expenses may only be reimbursed to the extent they were waived or paid after the date of the Waiver Agreement (or any similar agreement). The Board may terminate this expense reimbursement arrangement at any time. For the year ended November 30, 2017, the Adviser waived expenses of $151,870 and $146,270 for DUOF and DIOF, respectively.

The following amounts are subject to recapture by the Funds by the following dates:

	11/30/2018	11/30/2019	11/30/2020
DUOF	$232,804	$202,321	$151,870
DIOF	$316,119	$276,425	$146,270

Distributor – The distributor for the Funds is Northern Lights Distributors, LLC (the “Distributor”). The Board has adopted the Trust’s Master Distribution and Shareholder Servicing Plans for each of Class A shares and Class N shares (the “Class A Plan” and the “Class N Plan” and, collectively the “Plans”) pursuant to Rule 12b-1 under the 1940 Act to pay for ongoing distribution-related activities or shareholder services. Under each Plan, each Fund is permitted to pay a fee at an annual rate of 0.25% of the average daily net assets of such Fund’s Class A or Class N shares, respectively. For the year ended November 30, 2017, DUOF paid $27,839 in 12b-1 fees and DIOF paid $37,064 in 12b-1 fees.

The Distributor acts as the Funds’ principal underwriter in a continuous public offering of the Funds’ shares. The Distributor is an affiliate of GFS.

In addition, certain affiliates of the Distributor provide services to the Funds as follows:

Gemini Fund Services, LLC (“GFS”) – GFS, an affiliate of the Distributor, provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to separate servicing agreements with GFS, the Funds pay GFS customary fees for providing administration, fund accounting, and transfer agency services to the Funds. Certain officers of the Trust are also officers of GFS, and are not paid any fees directly by the Funds for serving in such capacities.

Northern Lights Compliance Services, LLC (“NLCS”) – NLCS, an affiliate of GFS and the Distributor, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Funds.

Blu Giant, LLC (“Blu Giant”) – Blu Giant, an affiliate of GFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Funds on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Funds.

The Dynamic Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2017

6.	REDEMPTION FEES

The Funds may assess a short-term redemption fee of 2.00% of the total redemption amount if a shareholder sells their shares after holding them for less than 60 days. The redemption fee is paid directly to the specific Fund in which the short-term redemption occurs. For the year ended November 30, 2017, DUOF and DIOF assessed $24,557 and $17,231, respectively, in redemption fees.

7.       DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of fund distributions paid for the year ended November 30, 2017 and November 30, 2016 was as follows:

For fiscal year ended	Ordinary	Long-Term	Return of
11/30/2017	Income	Capital Gains	Capital	Total

Dynamic U.S.
Opportunity Fund	$131,674	$—	$—	$131,674
Dynamic International
Opportunity Fund	505,885	—	—	505,885

For fiscal year ended	Ordinary	Long-Term	Return of
11/30/2016	Income	Capital Gains	Capital	Total
Dynamic U.S.
Opportunity Fund	$456,177	$—	$—	$456,177
Dynamic International
Opportunity Fund	664,689	—	127,470	792,159

*	The difference between ordinary distributions paid from book and ordinary distributions paid from tax relates to allowable foreign tax credits of $109,186 for fiscal year ended November 30, 2017 for the Dynamic International Opportunity Fund, which has been passed through to the Funds’ underlying shareholders and is deemed dividend for tax purposes.

The Dynamic Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2017

As of November 30, 2017, the components of accumulated earnings/(deficit) on a tax basis were as follows:

	Undistributed	Undistributed	Post October Loss	Capital Loss	Other	Unrealized	Total
	Ordinary	Long-Term	and	Carry	Book/Tax	Appreciation/	Accumulated
	Income	Capital Gains	Late Year Loss	Forwards	Differences	(Depreciation)	Earnings/(Deficits)
Dynamic U.S.
Opportunity Fund	$1,395,722	$—	$(17,703)	$—	$—	$4,787,732	$6,165,751
Dynamic International
Opportunity Fund	303,917	—	(55,199)	(7,621,800)	—	11,716,603	4,343,521

The difference between book basis and tax basis unrealized appreciation and accumulated net realized loss from security transactions is primarily attributable to the tax deferral of losses on wash sales.

Capital losses incurred after October 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Funds incurred and elected to defer such capital losses as follows:

Post October
Losses
Dynamic U.S. Opportunity Fund	$17,703
Dynamic International Opportunity Fund	55,199

At November 30, 2017, the Dynamic International Opportunity Fund had capital loss carry forwards for federal income tax purposes available to offset future capital gains as follows:

		Non-Expiring	Non-Expiring
	Expiring	Short-Term	Long-Term	Total
Dynamic U.S. Opportunity Fund	$—	$—	$—	$—
Dynamic International Opportunity Fund	—	5,300,572	2,321,228	7,621,800

The Dynamic Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2017

Permanent book and tax differences, primarily attributable to the non-deductible expenses, resulted in reclassifications for the Dynamic International Opportunity Fund for the fiscal year ended November 30, 2017 as follows:-

	Paid	Undistributed	Accumulated
	In	Ordinary	Net Realized
	Capital	Income (Loss)	Gains (Loss)
Dynamic U.S.
Opportunity Fund	$—	$—	$—
Dynamic International
Opportunity Fund	(3,913)	3,913	—

8.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statements of Assets and Liabilities have been evaluated through the date the financial statements were issued.

Distributions: The Funds’ Board of Trustees declared the following distributions:

		Dividend Per	Short Term
		Share	Capital Gains	Record Date	Ex-Date	Payable Date
Dynamic U.S. Opportunity Fund	Class I	$0.0664	$0.2423	12/20/2017	12/21/2017	12/21/2017
Dynamic U.S. Opportunity Fund	Class N	$0.0441	$0.2423	12/20/2017	12/21/2017	12/21/2017

Dynamic International Opportunity Fund	Class I	$0.1888	$—	12/20/2017	12/21/2017	12/21/2017
Dynamic International Opportunity Fund	Class N	$0.1687	$—	12/20/2017	12/21/2017	12/21/2017

Management has determined that there were no other subsequent events to report through the issuance of these financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Northern Lights Fund Trust II
and the Shareholders of Dynamic U.S. Opportunity Fund
and Dynamic International Opportunity Fund

We have audited the accompanying statements of assets and liabilities of Dynamic U.S. Opportunity Fund (formerly Innealta Capital Sector Rotation Fund) and Dynamic International Opportunity Fund (formerly Innealta Capital Country Rotation Fund), each a series of shares of beneficial interest in Northern Lights Fund Trust II (the “Funds”), including the portfolios of investments, as of November 30, 2017, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2017 by correspondence with the custodian and counterparties. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dynamic U.S. Opportunity Fund and Dynamic International Opportunity Fund as of November 30, 2017, and the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended and their financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP

Philadelphia, Pennsylvania
January 24, 2018

The Dynamic Funds
TAX INFORMATION (Unaudited)
November 30, 2017

The Dynamic International Opportunity Fund designates the following for federal income tax purposes for the year ended November 30, 2017:

		Foreign Source
	Foreign Taxes Paid	Income
Dynamic International Opportunity Fund	$109,186	$722,673

The Dynamic Funds
EXPENSE EXAMPLES (Unaudited)
November 30, 2017

As a shareholder of Dynamic U.S. Opportunity Fund and Dynamic International Opportunity Fund, you incur two types of costs: (1) transaction costs including sales loads and redemption fees; and (2) ongoing costs, including advisory fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in Dynamic U.S. Opportunity Fund and Dynamic International Opportunity Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from June 1, 2017 through November 30, 2017.

Actual Expenses

The “Actual Expenses” line in the table below provides information about actual account values and actual expenses. You may use the information below together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which are not the Funds’ actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Beginning	Ending Account	Expenses Paid	Expense Ratio
		Account Value	Value	During Period *	During Period **
Actual		6/1/2017	11/30/2017	6/1/17-11/30/17	6/1/17-11/30/17
Dynamic U.S. Opportunity Fund
	Class I	$1,000.00	$1,067.90	$6.43	1.24%
	Class N	1,000.00	1,067.00	7.72	1.49%
Dynamic International Opportunity Fund
	Class I	$1,000.00	$1,074.20	$6.45	1.24%
	Class N	1,000.00	1,072.40	7.74	1.49%
Hypothetical (5% return before Expenses)
Dynamic U.S. Opportunity Fund
	Class I	$1,000.00	$1,018.85	$6.28	1.24%
	Class N	1,000.00	1,017.60	7.54	1.49%
Dynamic International Opportunity Fund
	Class I	$1,000.00	$1,018.85	$6.28	1.24%
	Class N	1,000.00	1,017.60	7.54	1.49%

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the period (183) divided by the number of days in the fiscal year (365).

**	Annualized.

The Dynamic Funds
SUPPLEMENTAL INFORMATION (Unaudited)
November 30, 2017

FACTORS CONSIDERED BY THE TRUSTEES IN THE APPROVAL OF THE RENEWAL OF THE INVESTMENT ADVISORY AGREEMENT

At a Regular meeting (the “Meeting”) of the Board of Trustees (the “Board”) of Northern Lights Fund Trust II (the “Trust”) held on October 24-25, 2017, the Board, including the disinterested Trustees (the “Independent Trustees”), considered the renewal of the Investment Advisory Agreement between the Trust, on behalf of the Dynamic International Opportunity Fund and the Dynamic U.S. Opportunity Fund (the “Dynamic Funds”) and AFAM Capital, Inc. (“AFAM”) (the “AFAM Advisory Agreement”).

Based on their evaluation of the information provided by AFAM, in conjunction with each Dynamic Fund’s other service providers, the Board, by a unanimous vote (including a separate vote of the Independent Trustees), approved the AFAM Advisory Agreement with respect to each Dynamic Fund.

In advance of the Meeting, the Board requested and received materials to assist them in considering the AFAM Advisory Agreement. The materials provided contained information with respect to the factors enumerated below, including the AFAM Advisory Agreement, a memorandum prepared by the Trust’s outside legal counsel discussing in detail the Trustees’ fiduciary obligations and the factors they should assess in considering the continuation of the AFAM Advisory Agreement and comparative information relating to the advisory fee and other expenses of each of the Dynamic Funds. The materials also included due diligence materials relating to AFAM (including due diligence questionnaires completed by AFAM, select financial information of AFAM, bibliographic information regarding AFAM’s key management and investment advisory personnel, and comparative fee information relating to each of the Dynamic Funds) and other pertinent information. At the Meeting, the Independent Trustees were advised by counsel that is experienced in Investment Company Act of 1940 matters and that is independent of fund management and met with such counsel separately from fund management.

The Board then reviewed and discussed the written materials that were provided in advance of the Meeting and deliberated on the renewal of the AFAM Advisory Agreement with respect to each of the Dynamic Funds. The Board relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the AFAM Advisory Agreement and the weight to be given to each such factor. The conclusions reached by the Board were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the AFAM Advisory Agreement. In considering the renewal of the AFAM Advisory Agreement, the Board reviewed and analyzed various factors that they determined were relevant, including the factors enumerated below.

Nature, Extent and Quality of Services. The Board reviewed materials provided by AFAM related to the proposed renewal of the AFAM Advisory Agreement with respect to each of the Dynamic Funds, including AFAM’s Form ADV and related schedules, a description of the manner in which investment decisions are made and executed, a review of the personnel performing services for each of the Dynamic Funds, including the team of individuals that primarily monitor and execute the investment process. The Board discussed the extent of AFAM’s research capabilities, the quality of AFAM’s compliance infrastructure and the experience of its fund management personnel. Additionally, the Board received satisfactory responses from the representatives of AFAM with respect to a series of important questions, including: whether AFAM was involved in any lawsuits or pending regulatory actions; whether the management of other accounts would conflict with its management of the Dynamic Funds; whether there were procedures in place to adequately allocate trades among its respective clients; and whether AFAM’s CCO would routinely review the portfolio

The Dynamic Funds
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
November 30, 2017

managers’ performance of their duties to ensure compliance under AFAM’s compliance program. The Board also reviewed the information provided on the practices for monitoring compliance with each of the Dynamic Funds’ investment limitations. The Board then reviewed the capitalization of AFAM based on financial information provided by and representations made by AFAM and concluded that AFAM was sufficiently well-capitalized, or AFAM’s owners had the ability to make additional contributions in order to meet its obligations to each of the Dynamic Funds. The Board also discussed AFAM’s compliance program with the CCO of the Trust. The Board also noted that the change in portfolio management for the Dynamic Funds in 2016 helped to improve performance and enhanced risk management. The Board concluded that AFAM has sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the AFAM Advisory Agreement and that the nature, overall quality and extent of the management services to be provided by AFAM to each of the Dynamic Funds were satisfactory.

Performance. The Board discussed the reports prepared by Morningstar and reviewed the performance of each of the Dynamic Funds as compared to its peer group, Morningstar category and benchmark for the one year, three year and since inception periods ended September 30, 2017. The Board noted that Dynamic International underperformed the peer group and its benchmark but outperformed the Morningstar category for the one year period, underperformed the peer group but outperformed the Morningstar category and benchmark for the three year period and underperformed the peer group, Morningstar category and benchmark for the five year period and since Dynamic International’s inception. The Board noted that the benchmark as well as many of Dynamic International’s peers and the entire Morningstar category were fully invested or represented full investment in non-U.S. equities while Dynamic International had periods of significant allocations to fixed income which hurt the relative performance when global bond markets were underperforming. In addition, the Board noted Dynamic International’s tactical approach and lower risk profile. The Board noted that although Dynamic International had experienced improved performance over the last year, it continues to lag its benchmark and peer group for the one year period. Regarding Dynamic U.S., the Board noted that Dynamic U.S. outperformed its peer group and Morningstar category for the one year and three year periods but underperformed its Morningstar category and peer group for the five year and since inception periods, and underperformed its benchmark during all periods. The Board noted each of the Dynamic Fund’s improved performance since the change in portfolio management in 2016 as well as AFAM’s excellent job of managing risk. After further discussion, the Board concluded that AFAM had made appropriate adjustments and that overall, each of the Dynamic Funds’ past performance was acceptable and generally in line with its risk level.

Fees and Expenses. As to the costs of the services provided by AFAM, the Board reviewed and discussed each of the Dynamic Funds’ advisory fee and total operating expenses as compared to its peer group and its Morningstar category as presented in the Morningstar Reports. The Board noted that the advisory fee for each of the Dynamic Funds was above the peer group and Morningstar category averages. The Board also reviewed each of the Dynamic Funds net expenses as compared to its peer group and Morningstar category noting that, in the case of each of the Dynamic Funds, higher acquired fund fees and expenses and assets under management well below the peer group and Morningstar category medians contributed to higher net expenses. The Board noted that each of the Dynamic Funds was likely not benefiting from economies of scale like some of its peers. The Board then reviewed the contractual arrangements for each of the Dynamic Funds, which stated that AFAM had agreed to waive or limit its advisory fee and/or reimburse expenses at least until March 31, 2019, in order to limit net annual operating expenses, exclusive of certain fees, so as not to exceed 1.49%, and 1.24%, of each Dynamic Fund’s average annual net assets for, Class N and Class I Shares, respectively, and found such arrangements to be beneficial to shareholders. The Board concluded that, based on AFAM’s experience, expertise and services to be provided to each of the Dynamic Funds, the advisory fee charged by AFAM for each of the Dynamic Funds was not unreasonable and, while higher than

The Dynamic Funds
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
November 30, 2017

its peer group or Morningstar category averages, each was generally in line with some of the funds in its peer group and Morningstar category that were of similar size.

Profitability. The Board also considered the level of profits that could be expected to accrue to AFAM with respect to each of the Dynamic Funds based on profitability reports and analyses reviewed by the Board and the selected financial information of AFAM provided by AFAM. After review and discussion, including discussion regarding distribution expenses, the Board concluded that the anticipated profit from AFAM’s relationship with each of the Dynamic Funds was not excessive.

Economies of Scale. As to the extent to which each of the Dynamic Funds would realize economies of scale as it grew, and whether the fee levels reflect these economies of scale for the benefit of investors, the Board discussed the current size of each of the Dynamic Funds, AFAM’s expectations for growth of each of the Dynamic Funds, and concluded that any material economies of scale would not be achieved in the near term.

Conclusion. The Board relied upon the advice of counsel, and their own business judgment in determining the material factors to be considered in evaluating the AFAM Advisory Agreement and the weight to be given to each such factor. Accordingly, having requested and received such information from AFAM as the Trustees believed to be reasonably necessary to evaluate the terms of the AFAM Advisory Agreement, and as assisted by the advice of independent counsel, the Board, including a majority of the Independent Trustees, determined that, with respect to the AFAM Advisory Agreement, (a) the terms of the AFAM Advisory Agreement are reasonable; (b) the advisory fee is reasonable; and (c) the AFAM Advisory Agreement is in the best interests of each Dynamic Fund and its shareholders. In considering the renewal of the AFAM Advisory Agreement, the Board did not identify any one factor as all important, but rather considered these factors collectively and determined that approval of the renewal of the AFAM Advisory Agreement was in the best interest of each Dynamic Fund and its shareholders. Moreover, the Board noted that each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the AFAM Advisory Agreement.

The Dynamic Funds
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
November 30, 2017

The Trustees and the officers of the Trust are listed below with their addresses, present positions with the Trust and principal occupations over at least the last five years. Unless otherwise noted, the address of each Trustee and Officer is 17605 Wright Street, Suite 2, Omaha, NE 68130.

Independent Trustees

Name and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex*** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Thomas T. Sarkany 1946	Trustee since October 2011	President, TTS Consultants, LLC (since 2010) (financial services).	2	Director, Aquila Distributors, Trustee, Arrow ETF Trust, Trustee, Arrow Investments Trust; Trustee, Northern Lights Fund Trust IV
Anthony H. Lewis 1946	Trustee Since May 2011	Chairman and CEO of The Lewis Group USA (since 2007) (executive consulting firm).	2	Director, Chairman of the Compensation Committee, and Member of the Audit Committee of Torotel Inc. (Magnetics, Aerospace and Defense), Trustee, Wildermuth Endowment Strategy Fund
Keith Rhoades 1948	Trustee Since May 2011	Retired since 2008.	2	NONE
Randal D. Skalla 1962	Trustee since May 2011	President, L5 Enterprises, Inc. (since 2001)(financial services company).	2	Board Member, Orizon Investment Counsel (financial services company)

The Dynamic Funds
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
November 30, 2017

Interested Trustees and Officers

Name and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex*** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Brian Nielsen** 1972	Trustee Since May 2011	Trustee (since 2011) of Northern Lights Fund Trust II; General Counsel (from 2001 to 2014) and Secretary (since 2001) of CLS Investments, LLC; General Counsel (from 2001 to 2014) and Secretary (since 2001) of Orion Advisor Services, LLC; Manager (from 2012 to 2015), General Counsel and Secretary (since 2003) of NorthStar Financial Services Group, LLC; CEO (since 2012), General Counsel (from 2003 to 2014) and Secretary (since 2003), Manager (since 2005), President (from 2005 to 2013) of Northern Lights Distributors, LLC; Director, Secretary and General Counsel (since 2004) of Constellation Trust Company; CEO (since 2015), Manager (from 2008 to 2015), General Counsel and Secretary (since 2011) of Northern Lights Compliance Services, LLC; General Counsel and Secretary (since 2011) of Blu Giant, LLC; General Counsel (from 2012 to 2014) and Secretary (since 2012) of Gemini Fund Services, LLC; Manager (since 2012) of Arbor Point Advisors, LLC; General Counsel (from 2013 to 2014) and Secretary (since 2013) of Gemini Hedge Fund Services, LLC; General Counsel (from 2013 to 2014) and Secretary (since 2013) of Gemini Alternative Funds, LLC; Assistant Secretary (from 2011 to 2013) of Northern Lights Fund Trust; Assistant Secretary (from 2011 to 2013) of Northern Lights Variable Trust; Manager, Secretary and General Counsel of NorthStar Holdings, LLC (from 2013 to 2015); Director, Secretary and General Counsel of NorthStar CTC Holdings, Inc. (since 2015) and Secretary and Chief Legal Officer (from 2003 to 2018) of AdvisorOne Funds.	2	NONE
Kevin E. Wolf 80 Arkay Drive Hauppauge, NY 11788 1969	President Since January 2013	President, Gemini Fund Services, LLC (since 2012).	N/A	N/A
Erik Naviloff 80 Arkay Drive Hauppauge, NY 11788 1968	Treasurer Since January 2013	Vice President of Gemini Fund Services, LLC (since 2012).	N/A	N/A
Emile R. Molineaux 80 Arkay Drive Hauppauge, NY 11788 1962	Chief Compliance Officer and Anti Money Laundering Officer Since May 2011	Senior Compliance Officer and CCO of various clients of Northern Lights Compliance Services, LLC (since 2011).	N/A	N/A

*	The term of office for each Trustee and Officer listed above will continue indefinitely.

**	Brian Nielsen is an “interested person” of the Trust as that term is defined under the 1940 Act, because of his affiliation with Gemini Fund Services, LLC, (the Trust’s Administrator, Fund Accountant, and Transfer Agent), Northern Lights Distributors, LLC (the Funds’ Distributor), Northern Lights Compliance Services, LLC (the Funds’ Compliance provider) and Blu Giant, LLC (the Funds’ Edgar and printing service provider).

***	As of November 30, 2017 the Trust was comprised of 23 active portfolios managed by unaffiliated investment advisers. The term “Fund Complex” applies only to the Funds. The Funds do not hold themselves out as related to any other series within the Trust for investment purposes, nor do they share the same investment adviser with any other series.

Privacy Policy

Rev. July 2015

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST II (“NLFT II”) DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
	● Social Security number ● Employment information ● Account balances	● Account transactions ● Income ● Investment experience
When you are no longer our customer, we continue to share your information as described in this notice.
How?	All financial companies need to share a customer’s personal information to run their everyday business - to process transactions, maintain customer accounts, and report to credit bureaus. In the section below, we list the reasons financial companies can share their customer’s personal information; the reasons NLFT II chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does NLFT II share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	Yes	No
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-402-493-4603

Who we are
Who is providing this notice?	Northern Lights Fund Trust II
What we do
How does NLFT II protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How does NLFT II collect my personal information?	We collect your personal information, for example, when you
	● open an account ● give us your income information ● provide employment information	● provide account information ● give us your contact information
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can’t I limit all sharing?

Federal law gives you the right to limit only

●    sharing for affiliates’ everyday business purposes—information about your creditworthiness

●    affiliates from using your information to market to you

●    sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

The following companies may be considered affiliates of NLFT II:

●    CLS Investments, LLC

●    NorthStar Financial Services Group, LLC

●    NorthStar CTC Holdings, Inc.

●    NorthStar Topco, LLC

●    Blu Giant, LLC

●    Gemini Fund Services, LLC

●    Gemini Alternative Funds, LLC

●    Gemini Hedge Fund Services, LLC

●    Northern Lights Compliance Services, LLC

●    Northern Lights Distributors, LLC

●    Orion Advisor Services, LLC

●    Constellation Trust Company

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● NLFT II does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products and services to you. ● Our joint marketing partners include other financial service companies.

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PROXY VOTING POLICY

Information regarding how the Funds voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Funds use to determine how to vote proxies is available without charge, upon request, by calling 1-855-USE-ETFS or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-855-USE-ETFS.

INVESTMENT ADVISOR
AFAM Capital, Inc.
12117 FM 2244, Building 3, Suite 170
Austin, Texas 78738

ADMINISTRATOR
Gemini Fund Services, LLC
80 Arkay Drive, Suite 110
Hauppauge, New York 11788

Item 2. Code of Ethics.

(a)       As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)        For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)        Compliance with applicable governmental laws, rules, and regulations;

(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)        Accountability for adherence to the code.

(c)        Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)        Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) The Code of Ethics is not posted on Registrant’ website.

(f) A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a) The Registrant’s board of trustees has determined that Keith Rhoades is an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Rhoades is independent for purposes of this Item.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

2017 – $ 25,000

2016 – $ 25,000

2015 – $ 25,000

(b)	Audit-Related Fees

2017 – None

2016 – None

2015 – None

(c)	Tax Fees

2017 – $ 4,400

2016 – $ 4,400

2015 – $ 4,400

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)	All Other Fees

2017 – None

2016 – None

2015 – None

(e)	(1) Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)	Percentages of Services Approved by the Audit Committee
	2017	2016	2015
Audit-Related Fees:	0.00%	0.00%	0.00%
Tax Fees:	0.00%	0.00%	0.00%
All Other Fees:	0.00%	0.00%	0.00%

(f)	During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2017 – $ 4,400

2016 – $ 4,400

2015 – $ 4,400

(h)        The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. See Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics herewith.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b)       Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust II

By (Signature and Title)

/s/ Kevin E. Wolf

Kevin E. Wolf, Principal Executive Officer/President

Date 2/8/18

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Kevin E. Wolf

Kevin E. Wolf, Principal Executive Officer/President

Date 2/8/18

By (Signature and Title)

/s/ Erik Naviloff

Erik Naviloff, Principal Financial Officer/ Treasurer

Date 2/8/18